UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 12, 2011

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 CityWest Boulevard Suite 500 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 12, 2011, the Compensation Committee of the Board of Directors of Omega Protein Corporation (the “Company”) awarded the following grants of restricted common stock under the Company’s 2006 Incentive Plan to the Company executive officers listed below:

Officer	Title	Number of Shares
Bret D. Scholtes	Executive Vice President and Chief Financial Officer	35,000
	(Effective January 1, 2012, Chief Executive Officer and President)

John D. Held	Executive Vice President,	35,000
	General Counsel and Secretary

Andrew C. Johannesen	Senior Vice President – Finance and Treasurer	35,000
	(Effective January 1, 2012, Executive Vice President and Chief Financial Officer)

Dr. Mark E. Griffin	Senior Vice President – Sales and	35,000
	Marketing and R & D

Matthew Phillips	President of Cyvex Nutrition, Inc. subsidiary	25,000

Gregory Toups	Vice President, Controller	15,000
	and Chief Accounting Officer

Joseph E. Kadi	Senior Vice President – Operations	10,000

All of these shares will vest on December 12, 2014 and have a value of $7.68 per share, the Fair Market Value (as defined in the 2006 Incentive Plan) on the date of grant. The grants were made pursuant to the form of Restricted Stock Agreement attached hereto as Exhibit 10.1.

The foregoing description of the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Restricted Stock Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On December 15, 2011, the Company paid the following discretionary cash bonuses to the Company executive officers listed below:

Officer	Title	2011 Cash Bonus
Joseph L. von Rosenberg III	Chairman of the Board, Chief Executive Officer and President (Effective January 1, 2012, Chairman of the Board)	$750,000

Bret D. Scholtes	Executive Vice President and Chief Financial Officer (Effective January 1, 2012, Chief Executive Officer and President)	$465,000

John D. Held	Executive Vice President,	$300,000
	General Counsel and Secretary

Dr. Mark E. Griffin	Senior Vice President – Sales and	$300,000
	Marketing and R & D

Andrew C. Johannesen	Senior Vice President – Finance and Treasurer (Effective January 1, 2012, Executive Vice President and Chief Financial Officer)	$275,000

Joseph E. Kadi	Senior Vice President – Operations	$150,000

Gregory Toups	Vice President, Controller and Chief Accounting Officer	$125,000

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Restricted Stock Agreement dated as of December 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: December 16, 2011	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary

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